                                                                    EXHIBIT 99.2


                INSTRUCTIONS AS TO USE OF M-TRON INDUSTRIES, INC.
                            SUBSCRIPTION CERTIFICATES
                                       AND
                       INTERNATIONAL HOLDER TRANSFER FORMS
                                       AND
                         EXCLUDED HOLDER TRANSFER FORMS

                             -----------------------


               CONSULT THE SUBSCRIPTION AGENT, YOUR BANK OR BROKER
                               AS TO ANY QUESTIONS

         The following instructions relate to a rights offering (the "Rights Offering") by M-tron Industries, Inc., a Delaware corporation ("M-tron"), to the holders of common stock (the "Lynch Common Stock") of its indirect parent, Lynch Corporation, an Indiana corporation ("Lynch"), as described in M-tron's Prospectus dated _______________, 2000 (the "Prospectus"). Holders of record of Lynch Common Stock at the close of business on ________________, 2000 (the "Record Date") are receiving one (1) transferable subscription right (the "Rights") for each share of Lynch Common Stock held by them on the Record Date to purchase shares of M-tron Class A common stock, par value $0.01 per share (the "M-tron Common Stock"). An aggregate of up to 1,510,185 Rights exercisable to purchase an aggregate of 1,006,790 shares of M-tron Common Stock are being distributed in connection with the Rights Offering. Each one and one-half (1.5) Rights is exercisable, upon payment of $5.00 in cash (the "Subscription Price"), to purchase one share of M-tron Common Stock (the "Basic Subscription Privilege"). In addition, subject to the allocation described below, each Right also carries the right to subscribe at the Subscription Price for an unlimited number of additional shares of M-tron Common Stock (the "Over-subscription Privilege"). Shares of M-tron Common Stock will be available for purchase pursuant to the Over-subscription Privilege only to the extent that all the shares of M-tron Common Stock are not subscribed for through the exercise of the Basic Subscription Privilege by the Expiration Date (as defined below). If the shares of M-tron Common Stock so available are not sufficient to satisfy all subscriptions pursuant to the Over-subscription Privilege, the available shares of M-tron Common Stock will be allocated PRO RATA (subject to the elimination of fractional shares) among the holders of Rights who exercise the Over-subscription Privilege in proportion to the number of rights evidenced by their respective subscription certificates; provided, however, that if such PRO RATA allocation results in any holder being allocated a greater number of shares of M-tron Common Stock than such holder subscribed for pursuant to the exercise of such holder's Over-subscription Privilege, then such holder will be allocated only such number of shares of M-tron Common Stock as such holder subscribed for and the remaining shares of M-tron Common Stock will be allocated among all other holders exercising Over-subscription Privileges; provided further, however, that if all available shares are not so allocated, the remaining available shares will be allocated among those holders of Rights whose exercise of the Over-subscription Privilege has not been fully satisfied, again based on the number of rights evidenced by such holders' respective subscription certificates. If you have requested to purchase more shares than are allocated to you, the unused portion of the amount tendered by you will be returned to you, without interest or deduction, promptly after the consummation of the Rights Offering (the date upon which such consummation of the Rights Offering occurs being referred to herein as the "Closing Date"). See "The Offering" in the Prospectus.


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         No fractional shares of M-tron Common Stock will be issued.

         The Rights will expire at 5:00 p.m., Eastern Standard Time, on ___________, 2000, unless extended (the "Expiration Date").

         The number of Rights to which you are entitled is printed on the face of your subscription certificate. You should indicate your wishes with regard to the exercise or transfer of your Rights by completing the appropriate form or forms on your subscription certificate and returning the certificate to the Subscription Agent in the envelope provided. If you are located in the States of Minnesota, ________ or ____________, or outside of the United States, or have an APO or FPO address (the "Excluded Locations") you may not exercise your rights, although you may transfer them and, therefore, you have not been provided with a subscription certificate, but have instead received an Excluded Holder Transfer Form (if you are located in Minnesota or another excluded state within the United States) or an International Holder Transfer Form (if you are located outside of the United States, or have an APO or FPO address). You should indicate your wishes with regard to the transfer of your Rights by completing the Excluded Holder Transfer Form or the International Holder Transfer Form, as appropriate, and returning it to the Subscription Agent by mail or by telecopy at the address and telecopier number provided below.

         YOUR SUBSCRIPTION CERTIFICATE, EXCLUDED HOLDER TRANSFER FORM OR INTERNATIONAL HOLDER TRANSFER FORM MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, OR GUARANTEED DELIVERY REQUIREMENTS WITH RESPECT TO YOUR SUBSCRIPTION CERTIFICATE MUST BE COMPLIED WITH, AND PAYMENT OF THE SUBSCRIPTION PRICE, INCLUDING FINAL CLEARANCE OF ANY CHECKS, MUST BE RECEIVED BY THE SUBSCRIPTION AGENT, ON OR BEFORE 5:00 P.M., EASTERN STANDARD TIME, ON THE EXPIRATION DATE. YOU MAY NOT REVOKE ANY EXERCISE OF A RIGHT.

1.       SUBSCRIPTION PRIVILEGE.

         To exercise Rights, complete Form 1 of the subscription certificate and send your properly completed and executed subscription certificate, together with payment in full of the Subscription Price for each share of M-tron Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Over-subscription Privilege, to the Subscription Agent. Payment of the Subscription Price must be made in U.S. dollars for the full number of shares of M-tron Common Stock being subscribed for (a) by check or bank draft drawn upon a U.S. bank or postal, telegraphic or express money order payable to American Stock Transfer & Trust Company as Subscription Agent, or (b) by wire transfer of same day funds to the account maintained by the Subscription Agent for such purpose at ___________________________, Account No. _____________, ABA No. ____________. Any wire transfer of funds should clearly indicate the identity of the subscriber who is paying the Subscription Price by the wire transfer. The Subscription Price will be deemed to have been received by the Subscription Agent only upon (i) the clearance of any uncertified check, (ii) the receipt by the Subscription Agent of any certified check or bank draft drawn upon a U.S. bank, or any postal, telegraphic or express money order, or (iii) the receipt of good funds in the Subscription Agent's account designated above. If paying by uncertified personal check, please note that the funds paid thereby may take up to five business days to clear. Accordingly, holders of Rights who wish to pay the Subscription Price by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Date to ensure that such payment is received and clears by such date and are urged to consider payment by means of certified or cashier's check, money order or wire transfer of funds. You may also transfer your subscription certificate to your bank or broker in accordance with the procedures specified in Section 3(a) below, by making arrangements with such bank or broker for the delivery of funds on your behalf and requesting such bank or broker to exercise the subscription certificate on your behalf. Alternatively, you may cause a written guarantee substantially in the form provided by M-tron with these instructions (the "Notice of Guaranteed Delivery") from a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or from a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being an "Eligible Institution"), to be received by the Subscription Agent at or prior to the Expiration Date together with payment in full of the applicable Subscription Price. Such Notice of Guaranteed Delivery must state your name, the number of Rights represented by your subscription certificate and the number of Rights being exercised pursuant to the Basic Subscription Privilege and the number of shares of M-tron Common Stock, if any, being subscribed for pursuant to the Over-subscription Privilege, and guarantee the delivery to the Subscription Agent of your properly completed and executed subscription certificates within three business days following the date of the Notice of Guaranteed Delivery. If this procedure is followed, your subscription certificates musts be received by the Subscription Agent within three business days of the Notice of Guaranteed Delivery. Additional copies of the Notice of Guaranteed Delivery may be obtained upon request from the Subscription Agent at the address, or by calling the telephone number, indicated below.

         Banks, brokers and other nominee holders of Rights who exercise Rights and the Over-subscription Privilege on behalf of beneficial owners of Rights will be required to certify to the Subscription Agent and M-tron, in connection with the exercise of the Over-subscription Privilege, as to the aggregate number of Rights that have been exercised and the number of shares that are being subscribed for pursuant to the Over-subscription Privilege, by each beneficial owner of Rights on whose behalf such nominee holder is acting. If more shares of M-tron Common Stock are subscribed for pursuant to the Over-subscription Privilege than are available for sale, shares of M-ton Common Stock will be allocated, as described above, among persons exercising the Over-subscription Privilege in proportion to the number of rights evidenced by such persons' respective subscription certificates.

         The address, telephone and telecopier numbers of the Subscription Agent are as follows:

                     American Stock Transfer & Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

                             FACSIMILE TRANSMISSION:
                                 (718) 234-5001

                                   TELEPHONE:
                                 (718) 921-8200

         If you exercise less than all of the Rights evidenced by your subscription certificate by so indicating in Form 1of your subscription certificate, the Subscription Agent will issue to you a new subscription certificate evidencing the unexercised Rights. However, you should be aware that if you choose to have a new subscription certificate sent to you, you might not receive such new subscription certificate in sufficient time to permit you to sell or exercise the Rights evidenced thereby. If you have not indicated the number of Rights being exercised, or if you have not forwarded full payment of the

Subscription Price for the number of Rights that you have indicated are being exercised, you will be deemed to have exercised the Basic Subscription Privilege with respect to the maximum number of whole shares of M-tron Common Stock which may be purchased for the Subscription Price payment delivered by you and to the extent that the Subscription Price payment delivered by you exceeds the product of the Subscription Price multiplied by the number of shares of M-tron Common Stock that may be purchased through the exercise of Rights evidenced by the subscription certificates or International Holder Subscription Forms delivered by you (such excess being the "Subscription Excess"), you will be deemed to have exercised your Over-subscription Privilege to purchase, to the extent available, that number of whole shares of M-tron Common Stock equal to the quotient obtained by dividing the Subscription Excess by the Subscription Price.

2.       DELIVERY OF STOCK CERTIFICATES, ETC.

         The following deliveries and payments will be made to the address shown on the face of your subscription certificate unless you provide instructions to the contrary on Form 3 of your subscription certificate.

         (a) BASIC SUBSCRIPTION PRIVILEGE AND OVER-SUBSCRIPTION PRIVILEGE. Promptly after the Closing Date, the Subscription Agent will mail to each exercising Rights holder certificates representing shares of M-tron Common Stock purchased pursuant to the Basic Subscription Privilege and the Over-subscription Privilege.

         (b) CASH PAYMENTS. Promptly after the Expiration Date, the Subscription Agent will mail to each Rights holder who exercises the Over-subscription Privilege any excess funds received in payment of the Subscription Price for shares of M-tron Common Stock that are subscribed for by such Rights holder but not allocated to such Rights holder pursuant to the Over-subscription Privilege.

3.       SELL OR TRANSFER RIGHTS.

         (a) SALE OF RIGHTS THROUGH A BANK OR BROKER. To sell all Rights evidenced by a subscription certificate through your bank or broker, so indicate on Form 2 and deliver your properly completed and executed subscription certificate to your bank or broker. Your subscription certificate should be delivered to your bank or broker in ample time for it to be exercised. If Form 2 is completed without designating a transferee, the Subscription Agent may thereafter treat the bearer of the subscription certificate as the absolute owner of all of the Rights evidenced by such subscription certificate for all purposes, and the Subscription Agent shall not be affected by any notice to the contrary. Because your bank or broker cannot issue subscription certificates, if you wish to sell less than all of the Rights evidenced by the subscription certificate, either you or your bank or broker must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold, or you or your bank or broker must first have your subscription certificate divided into subscription certificates of appropriate denominations by following the instructions in paragraph 4 of these instructions. The subscription certificates evidencing the number of Rights you intend to sell can then be transferred by your bank or broker in accordance with the instructions in this paragraph 3(a).

         (b) TRANSFER OF RIGHTS. To transfer all of your Rights to a transferee other than a bank or broker, you must complete Form 2 in its entirety, execute the subscription certificate and have your signature guaranteed by an Eligible Guarantor Institution or properly complete your Excluded Holder Transfer Form or your International Holder Form, as appropriate. Excluded Holder Transfer Forms and

International Holder Transfer Forms may returned to the Subscription Agent by mail or by telecopy to the number below. Subscription certificates may not be returned to the Subscription Agent by telecopy. A subscription certificate that has been properly transferred (except one transferred pursuant to an Excluded Holder Transfer Form or an International Holder Transfer Form) in its entirety may not be exercised by a new holder without having a new subscription certificate issued. Where a subscription certificate has been properly transferred, the Subscription Agent will issue to the transferee a new subscription certificate unless such transferee is located in an Excluded Location, in which case the subscription agent shall issue to such transferee an Excluded Holder Transfer Form or an International Holder Transfer Form, as appropriate. You should be aware that, as a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, a transferee pursuant to an Excluded Holder Transfer Certificate or an International Holder Transfer Certificate might not receive a new subscription certificate in time to enable the Rights holder to complete a sale or exercise by the Expiration Date. Because only the Subscription Agent can issue subscription certificates, if you wish to transfer less than all of the Rights evidenced by your subscription certificate to a designated transferee, you must instruct the Subscription Agent as to the action to be taken with respect to the Rights not sold or transferred, or you must divide your subscription certificate into subscription certificates of appropriate smaller denominations by following the instructions in paragraph 4 below. The subscription certificate evidencing the number of Rights you intend to transfer can then be transferred by following the instructions in this paragraph 3(b).

4.       TO HAVE A SUBSCRIPTION CERTIFICATE DIVIDED INTO SMALLER
DENOMINATIONS.

         Send your subscription certificate, together with complete separate instructions (including specification of the denominations into which you wish your Rights to be divided) signed by you, to the Subscription Agent, allowing a sufficient amount of time for new subscription certificates to be issued and returned so that they can be used prior to the Expiration Date. Alternatively, you may ask a bank or broker to effect such actions on your behalf. Your signature must be guaranteed by an Eligible Guarantor Institution if any of the new subscription certificates are to be issued in a name other than that in which the old subscription certificate was issued. You should be aware that, as a result of delays in the mail, the time of the transmittal, the necessary processing time and other factors, you or your transferee might not receive such new subscription certificates in time to enable the Rights holder to complete a sale or exercise by the Expiration Date. Neither the Company nor the Subscription Agent will be liable to either a transferor or transferee for any such delays.

5.       EXECUTION.

         (a) EXECUTION BY REGISTERED HOLDER. The signature on the subscription certificate, the Excluded Holder Transfer Form or the International Holder Transfer Form must correspond with the name of the registered holder exactly as it appears on the face of the subscription certificate or, in the case of holders located in Excluded Locations, the name of the registered holder as shown on the records of Lynch, without any alteration or change whatsoever. Persons who sign the subscription certificate, the Excluded Holder Transfer Form or the International Holder Transfer Form in a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Subscription Agent in its sole and absolute discretion, must present to the Subscription Agent satisfactory evidence of their authority to so act.

         (b) EXECUTION BY PERSON OTHER THAN REGISTERED HOLDER. If the subscription certificate, the Excluded Holder Transfer Form or the International Holder Transfer Form is executed by a person other than the holder named on the face of the subscription certificate or shown on the records of Lynch, proper evidence of authority of the person executing the subscription certificate, the Excluded Holder Transfer Form or the International Holder Transfer Form must accompany the same unless, for good cause, the Subscription Agent dispenses with proof of authority.

         (c) SIGNATURE GUARANTEES. Your signature must be guaranteed by an Eligible Guarantor Institution which is a participant in the securities transfer association recognized program (otherwise known as the Medallion Signature Guarantee Program) if you wish to transfer your Rights, as specified in 3(b) above, to a transferee other than a bank or broker, or if you specify special payment or delivery instructions pursuant to Form 3; provided, however, that signatures appearing on an Excluded Holder Transfer Form or an International Holder Transfer Form need not be so guaranteed. ANY SIGNATURE GUARANTEE NOT MADE IN ACCORDANCE WITH THE MEDALLION SIGNATURE GUARANTEE PROGRAM WILL NOT BE ACCEPTED BY THE SUBSCRIPTION AGENT.

6.       METHOD OF DELIVERY.

         The method of delivery of subscription certificates, Excluded Holder Transfer Forms or International Holder Transfer Forms and payment of the Exercise Price to the Subscription Agent will be at the election and risk of the Rights holder, but, if sent by mail, it is recommended that they be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and the clearance of any checks sent in payment of the Subscription Price prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date.

7. SPECIAL PROVISIONS RELATING TO THE DELIVERY OF RIGHTS THROUGH THE DEPOSITORY TRUST COMPANY.

         In the case of holders of Rights that are held of record through The Depository Trust Company ("DTC"), exercises of the Basic Subscription Privilege and the Over-Subscription Privilege, if exercised simultaneously with the Basic Subscription Privilege, may be effected by instructing DTC to transfer Rights (such Rights being "DTC Exercised Rights") from the DTC account of such holder to the DTC account of the Subscription Agent, together with payment of the Subscription Price for each share of M-tron Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege. The Over-subscription Privilege in respect of DTC Exercised Rights may only be exercised through DTC if exercised simultaneously with the exercise of the Basic Subscription Privilege. The holder of a DTC Exercised Right may exercise the Over-subscription Privilege, if not exercised simultaneously with the Basic Subscription Privilege through DTC, in respect of such DTC Exercised Right by properly executing and delivering to the Subscription Agent at or prior to 5:00 p.m., Eastern Standard Time, on the Expiration Date, a Nominee Holder Over-subscription Exercise Form in the form provided by M-tron, together with payment of the appropriate Subscription Price for the number of shares of M-tron Common Stock for which the Over-subscription Privilege is to be exercised.

         If a Notice of Guaranteed Delivery relates to Rights with respect to which exercise of the Basic Subscription Privilege will be made through DTC and such Notice of Guaranteed Delivery also relates to the exercise of the Over-subscription Privilege, other than simultaneously with the exercise of the Basic Subscription Privilege, a Nominee Holder Over-subscription Exercise Form must also be received by the Subscription Agent in respect of such exercise of the Over-subscription Privilege on or prior to the Expiration Date.

8.       SUBSTITUTE FORM W-9.

         Each Rights holder who elects to exercise Rights should provide the Subscription Agent with a correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 provided by M-tron or provide the Subscription Agent with an adequate basis for exemption. Additional copies of Substitute Form W-9 may be obtained upon request from the Subscription Agent at the address, or by calling the telephone number, indicated above. Failure to provide the information on the form may subject such holder to 31% federal income tax withholding with respect to (i) dividends that may be paid by M-tron on shares of M-tron Common Stock purchased upon the exercise of Rights.

                            IMPORTANT TAX INFORMATION

         Under current U.S. federal income tax law, dividend payments that may be made by M-tron on shares of M-tron Common Stock issued upon the exercise of Rights may be subject to backup withholding, and each Rights holder who exercises Rights should provide the Subscription Agent (as M-tron's agent, in respect of exercised Rights) with such Rights holder's correct taxpayer identification number on Substitute Form W-9 below. If such Rights holder is an individual, the taxpayer identification number is his or her social security number. If the Subscription Agent, which is also the transfer agent for M-tron, is not provided with the correct taxpayer identification number in connection with such payments, the Rights holder may be subject to a $50 penalty imposed by the Internal Revenue Service.

         Exempt Rights holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In general, in order for an eligible foreign individual to qualify as an exempt recipient, that Rights holder must submit to the Subscription Agent a properly completed Internal Revenue Service Form W-8 (a "Form W-8"), signed under the penalties of perjury, attesting to that individual's exempt status. (Although not subject to backup withholding, an exempt foreign individual or foreign corporation may be subject to regular withholding on dividend payments at rates up to 30%.) A Form W-8 can be obtained from the Subscription Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         If backup withholding applies, M-tron will be required to withhold 31% of any such payments made to the Rights holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding, the Rights holder is required to either (a) notify the Subscription Agent of his correct taxpayer identification number by completing the form below certifying that the taxpayer identification number provided on Substitute Form W-9 is correct (or that such Rights holder is awaiting a taxpayer identification number) and that (1) the Rights holder has not been notified by the Internal Revenue Service that the Rights holder is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Rights holder that the Rights holder is no longer subject to backup withholding; or (b) provide the Subscription Agent an adequate basis for exemption (by, in the case of a foreign individual Rights holder (or payee), submitting a completed Form W-8).

WHAT NUMBER TO GIVE THE SUBSCRIPTION AGENT

         The Rights holder is required to give the Subscription Agent the taxpayer identification number (e.g., social security number or employer identification number) of the record owner of the Rights. If the Rights are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidelines on which number to report.

              PAYER'S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

------------------------ ------------------------------------------------------------------------------------------------------
SUBSTITUTE               PAYEE INFORMATION (Please print or type):
FORM W-9                 Individual or business name (if joint account list first and circle the name of person or entity whose
Department of the        number you furnish in  Part I below):
Treasury Internal
Revenue Service          --------------------------------------------------------------------------------------------------
                         Check appropriate box:
                         / / Individual/Sole Proprietor         / / Corporation          / / Partnership         / / Other

                         --------------------------------------------------------------------------------------------------
                         Address

                         --------------------------------------------------------------------------------------------------
                         City                         State                                                         Zip Code
                         ----------------------------------------------------------------  ----------------------------
                         PART I TAXPAYER IDENTIFICATION NUMBER ("TIN"): Enter
                         your TIN in the box at right. For individuals this is your        Social Security Number:
                         social security number, for other entities it is your employer
                         identification number. Refer to the Guidelines for                ----------------------------
                         Certification of Taxpayer Identification Number on Substitute
                         Form W-9 (the "Guidelines") for further clarification. If you     Employer Identification No.:
                         do not have a TIN, see instructions on how to obtain a TIN in
                         the Guidelines, check the appropriate box below indicating        ---------------------------
                         that you have applied for a TIN and, in addition to the
                         Part III Certification, sign the attached Certification of        APPLIED FOR TIN / /
                         Awaiting Taxpayer Identification Number.
                         --------------------------------------------------------------------------------------------------------
                         PART II PAYEES EXEMPT FROM BACKUP WITHHOLDING: Check box. (See the Guidelines for further clarification.
                         Even if you are exempt from backup withholding, you should still complete and sign the certification below): Exempt / /
------------------------ --------------------------------------------------------------------------------------------------------
Request For Taxpayer     PART III CERTIFICATION: You must cross out Item 2 below if you have been notified by the Internal
Identification Number    Revenue Service (the "IRS") that you are currently subject to backup withholding because of under
and Certification        reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out Item 2.
                         Under penalties of perjury, I certify that:

                         1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me) and
                         2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

                         Signature:                                             Date:
                                   ----------------------------------------           --------------------------

------------------------ -------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY
      IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION, PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
--------------------------------------------------------------------------------

             YOU MUST COMPLETE TH FOLLOWING CERTIFICATE IF YOU
              CHECKED THE BOX "APPLIED FOR TIN" IN PART I OF
                          SUBSTITUTE FORM W-9

          CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that I must provide a TIN to the payer within 60 days of submitting this Substitute Form W-9 and that if I do not provide a TIN to the payer within 60 days, the payer is required to withhold 31% of all reportable payments thereafter to me until I furnish the payer with a TIN.


Signature:                                        Date:
          --------------------------------------       ------------------------
--------------------------------------------------------------------------------